Filed pursuant to Rule 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Beutel Goodman International Equity Fund

Supplement dated June 13, 2024 to the Summary Prospectus,

dated March 1, 2024

The following information supplements and supersedes any information to the contrary relating to AMG Beutel Goodman International Equity Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus, dated as noted above.

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about September 11, 2024 (the “Liquidation Date”). Effective on or about June 14, 2024, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents, in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective immediately following the close of business on June 13, 2024, the Fund will no longer accept investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestments of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund provided that such transactions settle prior to the Liquidation Date.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders may also elect to exchange their Fund shares into the same share class of any other fund in the AMG Funds family of funds that is open to new investors (subject to minimum initial investment requirements as described in such fund’s prospectus). Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

The Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of record of the Fund as of the close of business on June 17, 2024; these distributions may be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE